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Dean Heller                                  Limited Liability
Secretary of State                             Company
101 North Carson Street, Suite 3             Articles of Organization
Carson City, Nevada 89707-4786               (PURSUANT TO NRS 86)
(775)684-5708

Important: Read attached instructions before completing form.

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1. Name of Limited Liability   DM MORTGAGE INVESTORS, LLC
Company


2.   Resident Agent Name       Michael V. Shustek
     and Street Address:       Name
(must be a Nevada address      2901 El Camino Avenue, Suite 206, Las Vegas, NV 89102
where process may be served)   Street Address                      City,    Zip Code


3.       Dissolution Date:     Latest date upon which the company is to dissolve (if existence is not perpetual)       December 31,
(OPTIONAL - see instructions)  2035


4.       Management:           Company shall be managed by One _____________ Manager(s) or _______ Members
(Check one)

Names and Addresses of         CAPSOURCE, INC., a Nevada Corporation
Manager(s) or Members:         Name                                                 Name
(Attach additional pages as    2851 El Camino Avenue
necessary)                     Street Address                                       Street Address
                               Las Vegas, NV 89102
                               City, State, Zip                                     City, State, Zip

5.       Other Matters:        Number of additional pages attached:
(See instructions)

6.   Names, Addresses          Michael V. Shustek
     and Signatures of         Name                                                 Name
     Organizer(s):             2901 El Camino Avenue, Suite 206
(Signatures must be            Street Address                                       Street Address
notarized)  Attach             Las Vegas, NV 89102
additional pages if there      City, State, Zip                                     City, State, Zip
are more than 2 organizers

                               Signature                                            Signature


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                               This instrument was acknowledged before me on        This instrument was acknowledged before me on

                               December                   , 1999  by
                               Michael v. Shustek                                                    Name of Person
                               Name of Person

                               As organizer of                                      As organizer of
                               DM Mortgage Investors, LLC
                               (Name of party on behalf of whom instrument is
                               executed                                             (Name of party on behalf of whom instrument is
                                                                                    executed

                               ----------------------------------------------       ----------------------------------------------
                                             Notary Public Signature                            Notary Public Signature


                                        (Affix notary stamp or seal here)                  (Affix notary stamp or seal here)


7. Certificate of Acceptance   I, Michael V. Shustek hereby accept appointment as Resident Agent for the above named limited
                                  -------------------
of Appointment of Resident     liability company.

Agent
                                                                                   December                   , 1999
                               Signature of Resident Agent                          Date

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                                                                                                 Filing Fee: $75.00
                                 STATE OF NEVADA
                                    AMENDMENT
                                       TO
                            ARTICLES OF ORGANIZATION
                           (Limited-Liability Company)
                             Pursuant to NRS 86.221
(For filing office use)                                                                 (For filing office use)
-------------------------------------------------------------------------------------------------------------------
IMPORTANT - Read instructions on back before completing this form.
                           ---- MUST BE SUBMITTED IN DUPLICATE----
Type or Print (black ink only)


1.       Secretary of State File No.:                        2.    Secretary of State File Date:

                                       LLC 9722-99                                  DECEMBER 14, 1999

3.  Name of the Limited-Liability Company:
                                               DM MORTGAGE INVESTORS, LLC

4.   The Articles of Organization of the Limited-Liability Company are amended as follows:  (Complete appropriate sub-section(s)):

A.       The Limited-Liability Company name is changed to:


B.       Other:


C.       The following member(s) ____, manager(s) ____, managing member(s) _____ have withdrawn:


D.       The following member(s) ____, manager(s) ____, managing member(s) _____ have been added:


     The latest date upon which the Limited-Liability Company is to dissolve has been changed to:
     DECEMBER 31, 2019

     Other matters included in the Articles of Organization of the Limited-Liability Company are amended as indicated on the attached page(s). Number of pages attached: ______________



We, the undersigned, verify that we are the person who executed this amendment to the identified Limited-Liability Company, which execution is our act and deed.

CAPSOURCE, INC., a Nevada corporation and the sole manager


By: _____________________________________
Signature of manager                                 Date


------------------------                             ---------------------------
Notary stamp or seal                                 Signature of notarial officer

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